Fees Summary	Nov. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,130,370.64
Previously Paid Amount	0
Total Fee Amount	4,459.86
Total Offset Amount	0
Net Fee	$ 4,459.86